THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  Lincoln National Variable Annuity Account H

                              American Legacy III
                          American Legacy III C-Share
                            American Legacy III Plus
                            American Legacy III View

                 Supplement to the Prospectus dated May 1, 2007

This supplement to the prospectus for your American Legacy variable annuity contract outlines certain investment requirements that will apply to contractowners who purchase the Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus. This supplement is for informational purposes and requires no action on your part.

Investment Requirements

Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage will be subject to the following Investment Requirements on the investments in their contracts. These Investment Requirements are different from the Investment Requirements listed in your prospectus that apply to purchases of other optional riders. Contractowners with an active Lincoln Lifetime IncomeSM Advantage who decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE(R) Advantage are also subject to these Investment Requirements. We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value that must be in each group at the time you purchase the Rider. In addition, some investment options are not available to you if you purchase this Rider.

You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group. On each quarterly anniversary of the effective date of this rider, we will rebalance your contract value, on a pro-rata basis, back to the specified allocations. Confirmation of the rebalancing transfers will appear on your quarterly statement and you will not receive an individual confirmation after each transfer.

We may change the list of subacccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the frequency of contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:

       1.drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;
       2.submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
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       3.if you take no action, such changes will apply only to additional deposits or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional deposit or a contract transfer, in excess of the new percentage applicable to a fund or fund group.

At this time, the subaccount groups are as follows:
               Group 1                                  Group 2
       Investments must be at least 25%      Investments cannot exceed 75%
       -------------------------------       ---------------------------------
       1. Bond Fund                             All other investment options
       2. Global Bond Fund                      except as discussed below.
       3. High Income Bond Fund
       4. U.S. Government/AAA-Rated Securities

To satisfy the Investment Requirements for the Lincoln Lifetime Income Advantage, you may allocate 100% of your contract value to the Asset Allocation Fund, an individual mutual fund offered by the American Funds Insurance Series as one of the subaccount options in your contract. If you allocate less than 100% to the Asset Allocation Fund, then the Asset Allocation Fund will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. When Lincoln Lifetime Income Advantage is elected, the fixed account is no longer available for investment except for dollar cost averaging. In addition, to satisfy the Investment Requirements of Lincoln Lifetime Income Advantage, contract value can be allocated in accordance with certain asset allocation models made available to you by your broker-dealer as described below. At this time, 100% of the contract value can be allocated to one of the following models: American Legacy Fundamental Growth and Income Model, American Legacy Fundamental Balanced Model or American Legacy Fundamental Income Model.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the Asset Allocation Fund, a mutual fund, or to allocate 100% of your contract value to one of two asset allocation models: the American Legacy Fundamental Balanced Model or the American Legacy Fundamental Income Model.

Asset Allocation Models. The above mentioned asset allocation models made available to you by your broker dealer may be used to meet the Investment Requirements of the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage Plus Riders. You may only choose one asset allocation model at a time and 100% of your contract value must be allocated in accordance with the model. You may change to a different asset allocation model at any time, so long as the model is currently permitted under the Investment Requirements.

Each model invests different percentages of contract value in some or all of the American Legacy subaccounts currently available under your contract. If you elect an asset allocation model, 100% of your contract value (and any additiona purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. In order to maintain the model's specified subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your contract value. On each quarterly anniversary of the effective date of the rider, we will rebalance you contract value, on a pro rata basis, back to the specified allocations of the particular model. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation.

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The following is a brief description of the asset allocation models:
      *The American Legacy Fundamental Growth and Income Model is composed of specified, underlying subaccounts representing a target allocation of approximately 80% in eight equity subaccounts and 20% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
      *American Legacy Fundamental Balanced Model is composed of underlying specified subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
      *American Legacy Fundamental Income Model is composed of underlying specified subaccounts representing a target allocation of approximately 40% in six equity subaccounts and 60% in three fixed income subaccounts. This model seeks a high level of current income with some consideration given to growth of capital.

Your registered representative will have more information on the specific investments of each model.

Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive growth strategy, these asset allocation models are probably not appropriate for you.

These asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model that is permitted under the Investment Requirements, you must submit new allocation instructions to us in writing. There is no charge for participating in the asset allocation program.

These models do not constitute investment advice. You should consider your goals, risk tolerance, and time horizon when making asset allocation decisions. These models are designed and prepared by Wilshire Associates, a registered investment adviser, for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides the models to broker-dealers who may offer these models to their own clients.